ASSET-BACKED FINANCING FACILITY

ADVANTA BANK CORP.
MONTHLY SERVICER CERTIFICATE

COLLECTION PERIOD:           MARCH 01, 2003 - MARCH 31, 2003

SETTLEMENT DATE:                        15-APR-03
                                    -----------------

A.    SERIES INFORMATION:

      Advanta Equipment Leasing Receivables Series 2000-1 LLC
      SERIES 2000-1

I.    AGGREGATE CONTRACT PRINCIPAL BALANCE:

      (a.)    Beginning Aggregate Contract Principal Balance .............................                         $ 60,441,643.34
                                                                                                                   ---------------
      (b.)    Contract Principal Balance of all Collections allocable
                to Contracts .............................................................                         $  4,561,289.43
                                                                                                                   ---------------
      (c.)    Contract Principal Balance of Charged-Off Contracts ........................                         $    324,461.29
                                                                                                                   ---------------
      (d.)    Ending Aggregate Contract Principal Balance of all Contracts
                as of this Settlement Date ...............................................                         $ 55,555,892.62
                                                                                                                   ---------------
              BALANCES ON THIS PAYMENT DATE: (AFTER PRINCIPAL PAYMENTS MADE FOR
                THIS RELATED COLLECTION PERIOD)
      (e.)    Class A Principal Balance as of this
              Settlement Date (Class A Note Factor)                   0.0234155                                    $  7,707,853.27
                                                             -------------------                                   ---------------
      (e1.)   Ending Class A-1 Principal Balance                      0.0000000                 $           --
                                                             -------------------                --------------
      (e2.)   Ending Class A-2 Principal Balance                      0.0000000                 $           --
                                                             -------------------                --------------
      (e3.)   Ending Class A-3 Principal Balance                      0.0910846                 $ 7,707,853.27
                                                             -------------------                --------------
      (f.)    Ending Class B Principal Balance as of this
              Settlement Date (Class B Note Factor)                   0.1771822                                    $  4,999,195.75
                                                             -------------------                                   ---------------
      (g.)    Ending Class C Principal Balance as of this
              Settlement Date (Class C Note Factor)                   0.1769556                                    $  3,328,534.74
                                                             -------------------                                   ---------------
      (h.)    Ending Class D Principal Balance as of this
              Settlement Date (Class D Note Factor)                   0.1766378                                    $  1,661,278.50
                                                             -------------------                                   ---------------
      (i.)    Ending Class E Principal Balance as of this
              Settlement Date (Class E Note Factor)                   0.3136376                                    $  7,374,248.05
                                                             -------------------                                   ---------------
      (j.)    Ending Class F Principal Balance as of this
              Settlement Date (Class F Note Factor)                   0.1538422                                    $  9,405,070.31
                                                             -------------------                                   ---------------
      (k.)    Excess Aggregate Contract Principal Balance over the sum of the
                Class A through F Principal Balances                                                               $ 21,079,712.00
                                                                                                                   ---------------

II.   COMPLIANCE RATIOS:

      (a.)    Aggregate Contract Balance Remaining ("CBR") of all Contracts ..............                         $ 59,546,034.02
                                                                                                                   ---------------
      (b.)    CBR of Contracts 1-30 days delinquent ......................................                         $  6,823,917.54
                                                                                                                   ---------------
      (c.)    % of Delinquent Contracts 1-30 days as of the related
                Calculation Date .........................................................                                   11.46%
                                                                                                                   ---------------
      (d.)    CBR of Contracts 31-60 days delinquent .....................................                         $  2,223,307.31
                                                                                                                   ---------------
      (e.)    % of Delinquent Contracts 31-60 days as of the related
                Calculation Date .........................................................                                    3.73%
                                                                                                                   ---------------
      (f.)    CBR of Contracts 61-90 days delinquent .....................................                         $  1,119,692.52
                                                                                                                   ---------------
      (g.)    % of Delinquent Contracts 61-90 days as of the related
                Calculation Date .........................................................                                    1.88%
                                                                                                                   ---------------
      (h.)    CBR of Contracts > 91 days delinquent ......................................                         $    977,456.10
                                                                                                                   ---------------
      (i.)    % of Delinquent Contracts > 91 days as of the related
                Calculation Date .........................................................                                    1.64%
                                                                                                                   ---------------
      (j1.)   % of Delinquent Contracts 31 days or more as of the related
                Calculation Date .........................................................                                    7.26%
                                                                                                                   ---------------
      (j2.)   Month 2:                  Feb-03 ...........................................                                    7.31%
                                ---------------                                                                    ---------------
      (j3.)   Month 3:                  Jan-03 ...........................................                                    6.79%
                                ---------------                                                                    ---------------
      (j4.)   Three month rolling average % of Delinquent Contracts 31 days
                or more ..................................................................                                    7.12%
                                                                                                                   ---------------
      (k1.)   Net Charge-Off % for the related Collection Period
                (annualized 30/360) ......................................................                                    2.28%
                                                                                                                   ---------------
      (k2.)   Month 2:                  Feb-03 ...........................................                                    1.55%
                                ---------------                                                                    ---------------


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
      (k3.)   Month 3:                  Jan-03 ...........................................                                    2.94%
                                ---------------                                                                    ---------------
      (k4.)   Three month rolling average % for Defaulted Contracts ......................                                    2.26%
                                                                                                                   ---------------

      (l1.)   Cumulative Net Loss Percentage .............................................                                 7.4017%
                                                                                                                   ---------------
      (l2.)   Does the Cumulative Net Loss % exceed ......................................

      (l3.)   The Loss Trigger Level % from Beginning Period to and including
                12th Collection Period ?  Y or N .........................................                                     N/A
                                                                                                                   ---------------
      (l4.)   The Loss Trigger Level % from 13th Collection Period to and
                including 24th Collection Period ? Y or N ................................                                     N/A
                                                                                                                   ---------------
      (l5.)   The Loss Trigger Level % from 25th Collection Period and
                thereafter ? Y or N ......................................................                                     YES
                                                                                                                   ---------------
      (m5.)   Is there currently a Trigger Event which has not been cured for
                this payment date  Y or N ................................................                                     YES
                                                                                                                   ---------------
      (m5.)   Is there currently an Event of Default for this payment
                date Y or N ..............................................................                                      NO
                                                                                                                   ---------------

III.  FLOW OF FUNDS:

      (1.)    The amount on deposit in Available Funds ...................................                         $  5,673,392.72
                                                                                                                   ---------------
      (2.)    Amounts deposited, if any, by the Servicer to the Collection
                Account for contracts repurchased ........................................                         $            --
                                                                                                                   ---------------
      (3.)    Total deposits in the Collection Account to be used as available
                funds on this Payment Date (1+2) .........................................                         $  5,673,392.72
                                                                                                                   ---------------
      (4.)    Funds to the servicer, any Excluded Amounts-Residual Receipts ..............                         $    325,291.76
                                                                                                                   ---------------
      (a.)    To the Trustee, trustee fees and expenses subject to an
                annual limit .............................................................                         $            --
                                                                                                                   ---------------
      (b.)    To the Servicer, any unrecoverable servicer advances/initial
                unpaid balance amounts ...................................................                         $    178,567.33
                                                                                                                   ---------------
      (c.)    To the Servicer, the servicing fee then due and miscellaneous
                amounts, if any ..........................................................                         $     50,368.04
                                                                                                                   ---------------
              TO SERIES 2000-1 NOTEHOLDERS INCLUDING RETAINED INTEREST
                HOLDERS: INTEREST

      (d.)    To Class A, the total Class A Note Interest for the related
                interest accrual period ..................................................                         $     78,104.25
                                                                                                                   ---------------
                                Interest on Class A-1 Notes ..............................      $           --
                                                                                                --------------
                                Interest on Class A-2 Notes ..............................      $           --
                                                                                                --------------
                                Interest on Class A-3 Notes ..............................      $    78,104.25
                                                                                                --------------
      (e.)    Interest on Class B Notes for the related interest accrual period ..........                         $     31,582.67
                                                                                                                   ---------------
      (f.)    Interest on Class C Notes for the related interest accrual period ..........                         $     21,375.87
                                                                                                                   ---------------
      (g.)    Interest on Class D Notes for the related interest accrual period ..........                         $     11,126.87
                                                                                                                   ---------------
              CLASS E INTEREST:

      (h1.)   After the Class E Notes Interest Commencement Date, then Interest on Class E Notes for the related interest accrual period to be
                paid to the Class E Noteholder ...........................................                         $            --
                                                                                                                   ---------------

      (h2.)   Prior to the Class E Notes Interest Commencement Date, then amount in (h1) from above to be paid as additional principal
                pro rata among the Class A, Class B, Class C and Class D Notes ...........      $    62,988.37
                                                                                                --------------
              TO SERIES 2000-1 NOTEHOLDERS INCLUDING RETAINED INTEREST
                HOLDERS: PRINCIPAL

      (i1.)   Class A percentage .........................................................            0.699999
                                                                                                --------------
      (i2.)   To Class A, amount from reserve account, if any ............................      $           --
                                                                                                --------------
      (i3.)   To Class A, the Class A overdue principal, if any ..........................      $           --
                                                                                                --------------
      (i4.)   To Class A, the Class A monthly principal payment amount ...................      $ 4,913,987.56
                                                                                                --------------
      (i5.)   To Class A, the additional principal, if any, allocable from
                Class E interest amount ..................................................      $    35,161.40
                                                                                                --------------
      (i6.)   To Class A, the additional principal, if any, allocable from
                Class F floor amount .....................................................      $           --
                                                                                                --------------
      (i7.)   Total principal payment to Class A  (i2-i6) ................................      $ 4,949,148.96
                                                                                                --------------
      (i8.)                     Principal payment to Class A-1 Noteholders ...............                         $            --
                                                                                                                   ---------------
      (i9.)                     Principal payment to Class A-2 Noteholders ...............                         $            --
                                                                                                                   ---------------
      (i10.)                    Principal payment to Class A-3 Noteholders ...............                         $  4,949,148.96
                                                                                                                   ---------------
      (j1.)   Class B percentage .........................................................           0.0599996
                                                                                                --------------
      (j2.)   To Class B, amount from reserve account, if any ............................      $           --
                                                                                                --------------
      (j3.)   To Class B, the Class B overdue principal, if any ..........................      $           --
                                                                                                --------------
      (j4.)   To Class B, the Class B monthly principal payment amount ...................      $           --
                                                                                                --------------
      (j5.)   To Class B, the additional principal, if any, allocable from
                Class E interest amount ..................................................      $    13,926.55
                                                                                                --------------
      (j6.)   To Class B, the additional principal, if any, allocable from
                Class F floor amount .....................................................      $           --
                                                                                                --------------
      (j7.)   Total principal payment to Class B Noteholders (j2-j6) .....................                         $     13,926.55
                                                                                                                   ---------------
      (k1.)   Class C percentage .........................................................           0.0399997
                                                                                                --------------
      (j2.)   To Class C, amount from reserve account, if any ............................      $           --
                                                                                                --------------
      (k3.)   To Class C, the Class C overdue principal, if any ..........................      $           --
                                                                                                --------------


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
      (k4.)   To Class C, the Class C monthly principal payment amount ...................      $           --
                                                                                                --------------
      (k5.)   To Class C, the additional principal, if any, allocable from
                Class E interest amount ..................................................      $     9,272.49
                                                                                                --------------
      (k6.)   To Class C, the additional principal, if any, allocable from
                Class F floor amount .....................................................      $           --
                                                                                                --------------
      (k7.)   Total principal payment to Class C Noteholders (k2-k6) .....................                         $      9,272.49
                                                                                                                   ---------------
      (l1.)   Class D percentage .........................................................           0.0199999
                                                                                                --------------
      (l2.)   To Class D, amount from reserve account, if any ............................      $           --
                                                                                                --------------
      (l3.)   To Class D, the Class D overdue principal, if any ..........................      $           --
                                                                                                --------------
      (l4.)   To Class D, the Class D monthly principal payment amount ...................      $           --
                                                                                                --------------
      (l5.)   To Class D, the additional principal, if any, allocable from
                Class E interest amount ..................................................      $     4,627.93
                                                                                                --------------
      (l6.)   To Class D, the additional principal, if any, allocable from
                Class F floor amount .....................................................      $           --
                                                                                                --------------
      (l7.)   Total principal payment to Class D Noteholders (l2-l6) .....................                         $      4,627.93
                                                                                                                   ---------------
      (m1.)   Class E percentage .........................................................           0.0499986
                                                                                                --------------
      (m2.)   To Class E, amount from reserve account, if any ............................      $           --
                                                                                                --------------
      (m3.)   To Class E, the Class E overdue principal, if any ..........................      $           --
                                                                                                --------------
      (m4.)   To Class E, the Class E monthly principal payment amount ...................      $           --
                                                                                                --------------
      (m5.)   To Class E, the additional principal, if any, allocable from
                Class F floor amount .....................................................      $           --
                                                                                                --------------
      (m6.)   Total principal payment to Class E Noteholders (m2-m5) .....................                         $            --
                                                                                                                   ---------------
              TO THE RESERVE ACCOUNT :

       (4.)   The amount, if any, needed to maintain the amount in the reserve
                account at the required reserve amount ...................................                         $            --
                                                                                                                   ---------------
              CLASS F PAYMENTS:

      (n1.)   Sub-Total of funds disbursed through the Reserve Account ...................      $ 5,673,392.72
                                                                                                --------------
      (n2.)   Funds available to be paid to Class F ......................................      $           --
                                                                                                --------------
      (n3.)   Class F percentage .........................................................           0.1300032
                                                                                                --------------
      (n4.)   Class F floor amount .......................................................      $ 9,405,070.31
                                                                                                --------------
      (n5.)   Class F principal balance before payment of principal on this
                payment date .............................................................      $ 9,405,070.31
                                                                                                --------------
      (n6.)   If Funds available to be paid to Class F (n2) is greater than
                $0, then payment as follows:

      (n7.)   If principal balance (n5) is greater than Class F floor (n4)
                then to Class F in an amount equal to the lesser of (a)
                Class F monthly principal amount until the Class F principal balance has been reduced to the Class F floor amount and
                (b) funds available ......................................................                         $            --
                                                                                                                   ---------------
      (n8.)   If Funds available to be paid to Class F (n2) is $0, then no
                payments to Class F and enter $0 .........................................                         $            --
                                                                                                                   ---------------
              TO THE TRUSTEE:

      (7.)    To the Trustee, any fees and expenses not previously paid
                subject to a limit .......................................................                         $            --
                                                                                                                   ---------------
              TO THE ISSUERS:

      (8.)    To the issuers, as owner of the pledged assets, any remaining available funds on deposit in the collection account after
                all payments are made above ..............................................                         $            --
                                                                                                                   ---------------
IV.   SERVICER ADVANCES

      (a.)    Aggregate amount of Servicer Advances at the beginning of the
                Collection Period ........................................................                         $  1,596,186.71
                                                                                                                   ---------------
      (b.)    Servicer Advances reimbursed during the Collection Period ..................                         $     52,370.60
                                                                                                                   ---------------
      (c.)    Amount of unreimbursed Service Advances to be reimbursed on the
                Settlement Date ..........................................................                         $    178,567.33
                                                                                                                   ---------------
      (d.)    Servicer Advances made during the related Collection Period ................                         $            --
                                                                                                                   ---------------
      (e.)    Aggregate amount of Servicer Advances at the end of the
                Collection Period ........................................................                         $  1,365,248.78
                                                                                                                   ---------------
      (f.)    Amount of delinquent Scheduled Payments for which Servicer
                Advances were not made ...................................................                                      --
                                                                                                                   ---------------
V.    RESERVE ACCOUNT

      (a.)    Amount on deposit at the beginning of the related
                Collection Period ........................................................                         $            --
                                                                                                                   ---------------
      (b.)    Reserve Account initial deposit ............................................                         $            --
                                                                                                                   ---------------
      (c.)    Amount of interest earnings reinvested for the related
                Monthly Period ...........................................................                         $            --
                                                                                                                   ---------------
      (d.)    Amounts used to cover shortfalls, if any, for the related
                Collection Period ........................................................                         $            --
                                                                                                                   ---------------


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
      (e.)    Amounts used as required in a Trigger Event, if any, for the
                related Collection Period ................................................                         $            --
                                                                                                                   ---------------
      (f.)    Amounts transferred in from the Collection Account, if
                applicable (line 4) ......................................................                         $            --
                                                                                                                   ---------------
      (g.)    Interest earnings for the related Monthly Period ...........................                         $            --
                                                                                                                   ---------------
      (h.)    Interest earnings withdrawn and included as Available Funds
                for the related Monthly Period ...........................................                         $            --
                                                                                                                   ---------------
      (i.)    Amount on deposit at the end of the related Collection Period ..............                         $            --
                                                                                                                   ---------------
      (j.)    Is the Required Reserve Amount equal to the balance in the
                Reserve Account as of the related Collection period ? Y or N .............                                       N
                                                                                                                   ---------------
VI.   ADVANCE PAYMENTS

      (a.)    Beginning aggregate Advance Payments .......................................                         $    813,558.70
                                                                                                                   ---------------
      (b.)    Add:Amount of Advance Payments collected during the related
                Collection Period ........................................................                         $    810,666.72
                                                                                                                   ---------------
      (c.)    Add: Investment earnings for the related Collection Period .................                         $            --
                                                                                                                   ---------------
      (d.)    Less: Amount of Advance Payments withdrawn for deposit into
                Facility Account .........................................................                         $    662,696.36
                                                                                                                   ---------------
      (e.)    Ending aggregate Advance Payments ..........................................                         $    961,529.06
                                                                                                                   ---------------

      ADVANTA BANK CORP., AS SERVICER

      BY:        /s/ MARK SHAPIRO

      TITLE:   Asst. Vice President

      DATE:         4/10/2003


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